SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934(Amendment No. ____)

Filed by the Registrant [  X  ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[ X]	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
	Sec. 240.14a-12


Financial Reserves Fund
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee  (Check the appropriate box):

[  ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
	14a-6(j)(2).
[  ]	$500 per each party to the controversy pursuant to Exchange Act
	Rule 14a-6(i)(3).
[  ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
	and 0-11.
[ X]	Fee previously paid

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	4.	Proposed maximum aggregate value of transaction:

	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check the box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date File:


                            FINANCIAL RESERVES FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1994


      A special meeting of the shareholders of FINANCIAL RESERVES FUND (the "Fund"), will be held at the offices of Society National Bank, 127 Public Square, Cleveland, Ohio 44114, 21st Floor, at 1:45 p.m., February 24, 1994, for the following purposes:


     (1)To approve or disapprove a new Investment Advisory Contract between the
        Fund and Society Asset Management, Inc.; and

     (2)To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Trustees has fixed December 30, 1993 as the record date for determination of shareholders entitled to vote at this special meeting.

                                                By Order of the Trustees
                                                     Jay S. Neuman
January 12, 1994                                       Secretary

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE
UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE
ENCLOSED
PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL
MEETING.
THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            FINANCIAL RESERVES FUND


                                PROXY STATEMENT



      The enclosed proxy is solicited on behalf of the Board of Trustees of the
Fund. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the February
24, 1994 special meeting of shareholders ("Special Meeting"). THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, THE PROXY CARD, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIAL IS BEING BORNE BY SOCIETY ASSET MANAGEMENT, INC. ("SAMI"), THE FUND'S "PRESENT ADVISER." Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund or of
Society National Bank (the Fund's transfer agent) or Federated
Administrative
Services (the Fund's administrator). In the event that a shareholder signs and returns the proxy card but does not indicate a choice as to any of the items on the proxy card, the proxy attorneys will vote those shares in favor of such proposal(s).



      On December 30, 1993, the Fund had outstanding 501,917,533.38 shares of beneficial interest ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on December 30, 1993, will be entitled to notice of and to vote at the Special Meeting. Holders of a majority of Shares entitled to vote, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.


      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.


      The Fund's executive offices are located on the 19th floor of the Federated Investors Tower, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779. The Special Meeting will be held at the offices of Society National Bank, 127 Public Square, Cleveland, Ohio, 21st Floor. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about January 12, 1994.


                                  INTRODUCTION


      This Special Meeting is being called to approve or disapprove a new investment advisory contract between the Fund and SAMI. Consideration of a new investment advisory contract is being requested on account of the pending merger of KeyCorp and Society Corporation ("Society"). The resulting company of this merger will be known as Key Bancshares Inc. The proposed new investment advisory contract between the Fund and SAMI would take effect at the time the merger is consummated.


      Here are some of the factors you should consider in determining whether to approve the new investment advisory contract:

      the Board of Trustees has unanimously approved the new investment advisory contract;

      no change in the Fund's investment objective or investment policies will take place;

      there will be no change in the fees payable by the Fund for advisory services;

      the Board of Trustees has been advised that those persons currently responsible for providing investment advice to the Fund will continue to
      do so following the consummation of the merger.

                  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                       ADVISORY CONTRACT ("NEW CONTRACT")

      The Present Adviser, located at Society Center, 127 Public Square, Cleveland, Ohio 44115, serves as investment adviser to the Fund pursuant to an investment advisory contract dated January 7, 1993 (the "Present Contract"). The
Present Adviser is a wholly owned subsidiary of Society National Bank, which in turn is a wholly owned subsidiary of Society, a bank holding company.

      On October 4, 1993, Society and KeyCorp signed a definitive Agreement and
Plan of Merger ("Merger Agreement"). See "Proposed Merger of Society Corporation." Consummation of the transaction contemplated by the Merger Agreement (the "Merger") will cause the Present Adviser to become an indirect wholly owned subsidiary of the resulting corporation. To the extent the Merger might be deemed to result in a change in ownership of the Present Adviser, it would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, although SAMI will remain the entity responsible for providing investment advisory services to the Fund following the
Merger, approval of the New Contract by the shareholders of the Fund is being sought in order to avoid any possible issue with respect to provision of advisory services to the Fund.

      On December 14, 1993, the Trustees, including a majority of the Trustees who are not interested Trustees, unanimously approved the New Contract with SAMI and directed that it be submitted to shareholders for their approval. The terms of the New Contact are identical in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or about March 1, 1994.

      Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.

      The Present Contract was approved by the Board of Trustees, including a majority of the Trustees who are not interested Trustees, on January 7, 1993.
Prior to the Present Contract, Society National Bank had served as investment adviser to the Fund pursuant to a contract that was approved by shareholders on
February 20, 1992. SAMI became the Present Adviser as part of a reorganization of the corporate structure through which Society National Bank provided investment management services to a variety of clients, including the Fund. This reorganization did not result in any change in the persons responsible for providing investment advice to the Fund. Society National Bank serves as the Fund's custodian and transfer agent and receives compensation for these services pursuant to separate contracts.

      As under the Present Contract, the terms of the New Contract provide that
SAMI, subject to the direction of the Board of Trustees, will provide investment research, advice, management and supervision of the investments of the Fund and will conduct a continuous program of investment evaluation and sale or other disposition and reinvestment of the Fund's assets. For its services, SAMI is entitled to receive an annual investment advisory fee of .50 of 1% of the average daily net assets of the Fund.


      Both the Present Contract and New Contract provide that the Fund shall pay all of its own expenses. These expenses include expenses of administrative personnel and services provided to the Fund by Federated Administrative Services at an annual rate as described in the Fund's prospectus. However, the Present
Contract also provided that if the total expenses of the Fund exceeded .55 of 1% of average daily net assets, the Present Adviser was required, until May 16, 1993, to reimburse the Fund for any such excess, up to .15 of 1% of average daily net assets. Both the Present Contract and New Contract provide that the adviser may, from time to time and for such periods as it deems appropriate, further reduce its compensation by voluntarily limiting the expenses of the Fund. During the fiscal year ended October 31, 1993, the Present Adviser earned investment advisory fees of $2,383,062 and reimbursed the Fund an aggregate of
$714,919 pursuant to the expense reimbursement provisions of the Present
Contract.


      If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Trustees who are not interested Trustees, cast in person at a meeting called for that purpose. SAMI has the right, in any year, to notify the Fund in writing at least 60 days before the New Contract anniversary date, that it does not desire a renewal of the New Contract. The Trustees, or a majority of the outstanding voting shares of the Fund, may terminate the New Contract at any time without penalty by giving SAMI 60 days' written notice. The New Contract may not be assigned by SAMI and shall terminate automatically in the event of an assignment as defined in the 1940 Act. The New
Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Trustees who are not interested Trustees, and by the holders of a majority of the outstanding voting shares of the Fund.

      As does the Present Contract, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Contract, SAMI shall not be liable to the Fund or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      Approval of the new contract requires the affirmative vote of: (a) 67% or more of the Shares present at the Special Meeting, if the holders of more than
50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares, whichever is less. If the New Contract is approved by shareholders and the Merger is consummated, the New Contract will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and if the New Contract is not approved by the shareholders of the Fund, the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Present Adviser perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      There are various conditions precedent to the consummation of the Merger, including approval by the shareholders of Society and KeyCorp, and approval of regulatory authorities. Shareholders of the Fund are not being asked to vote on the Merger.

                     PROPOSED MERGER OF SOCIETY CORPORATION

      The terms of the Merger Agreement provide that upon consummation of the
Merger of KeyCorp with and into Society each outstanding share of KeyCorp common stock will be converted into the right to receive 1.025 common shares of the resulting corporation, and each outstanding common share of Society will remain outstanding. The board of the resulting corporation will consist of 22 Directors, half of whom will be from the current board of Society and half of whom will be from the current board of KeyCorp. It is also anticipated that the affiliate banks and other subsidiaries of Society and KeyCorp will retain their current names for the foreseeable future. The resulting corporation will be headquartered in the Society Center complex in Cleveland, Ohio.


      The Fund has been advised that, after careful review and consideration,
Society's Board of Directors determined that the terms of the Merger were fair to, and in the best interests of, Society and its shareholders. The Fund further has been advised that Society's board believes the Merger will provide significant value to all of its shareholders and, at the same time, enable holders of Society common shares to participate in the expanded opportunities for growth the Merger will make possible.


      Consummation of the Merger is subject to the satisfaction of certain conditions including the receipt of all necessary regulatory approvals and the approval by the shareholders of Society and KeyCorp of the Merger Agreement. The
Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of KeyCorp and Society or upon the occurrence of other events specified in the Merger Agreement. Completion of the
Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur on or about March
1, 1994.

                TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION


      The New Contract was unanimously approved by the Board of Trustees of the
Fund including those Trustees who are not interested persons of the Fund as that term is defined in the 1940 Act, at a meeting held on December 14, 1993. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust.



      In connection with the approval of the New Contract, the Trustees were advised by SAMI that those persons currently responsible for management of Fund assets will have similar responsibilities to the Fund subsequent to consummation of the Merger. The Trustees considered information relating to SAMI and the consolidated entity that would result from the Merger, including present capabilities and expertise in serving as investment adviser to the Fund, as well as to other investment companies, as noted below. They also considered the nature and quality of services provided by SAMI, the investment record of the
Fund, comparative data as to the advisory fees and expenses, and such other information as the Trustees believed to be relevant. The Trustees also were advised that all mutual fund activities of the combined entities would be examined subsequent to consummation of the Merger in order to determine whether further efficiencies can be realized. The Trustees are unable to predict whether changes will be recommended which would materially impact Fund operations. The
Trustees also considered the fact that no changes in the compensation payable to
SAMI from the compensation paid to the Present Adviser were proposed. After consideration of these facts, the Trustees, including all Trustees who are not interested persons, concluded that SAMI is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Fund.


      The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Fund, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least
75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and
(ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services.
This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. Although it is not clear that this provision of the 1940 Act would be applied in connection with the proposed Merger, the Board of Trustees of the Fund has received assurances from SAMI that no "unfair burden" will be imposed on the Fund as a result of the proposed transaction.

                                    KEYCORP

     KeyCorp, a bank holding company, is a financial services company headquartered at One KeyCorp Plaza, Albany, New York, 12207. At June 30, 1993,
KeyCorp had an asset base of $32 billion, with over 900 banking offices in New
York, Alaska, Colorado, Idaho, Maine, Oregon, Utah, Washington, and Wyoming. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business, and commercial markets. Its non-bank subsidiaries include securities brokerage, insurance, bank credit card processing, and leasing.


      KeyTrust, a wholly owned subsidiary of KeyCorp, acts as investment adviser to the Victory Funds, a family of mutual funds that includes two money market funds similar to the Fund. The following schedule lists the advisory fees for each of the Victory Funds and their approximate net assets (in millions), in parentheses, as of September 30, 1993.



     .25 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory U.S. Treasury Money Market Fund ($160)
          Victory Money Market Fund ($313)

     .40 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Shares Daily Tax-Free Income Fund ($1.4)

     .45 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Short-Term Government Income Fund ($36)

     .55 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Government Bond Fund ($46)
          Victory Corporate Bond Fund ($39)
          Victory New York Municipal Fund ($2)
          Victory National Municipal Fund*


     .65 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Aggressive Growth Fund*
          Victory Equity Fund ($81)
          Victory Equity Income Fund*


     *As of December 30, 1993, fund has not commenced public offering of shares.


      The principal executive officers and directors of KeyCorp are:

          NAME               POSITION WITH KEYCORP.
PRINCIPAL OCCUPATION
Victor J. Riley             Chairman, President,         (Other
affiliations: Director of Albany Medical Center;
                            Chief Executive Officer and  Director, New York
Telephone Company; Knight of Malta;
                            Director                     formerly,
President, New York State Bankers Association)
Gary R. Allen               Group Executive Vice
                            President, Chief
                            Banking Officer

Michael A. Butler           Senior Vice President

Robert W. Bouchard          Executive Vice President,
                            Office of the Chairman;
                            Secretary

Ralph M. Carestio, Jr.      Executive Vice
                            President

William H. Dougherty        Group Executive Vice
                            President; and Chief
                            Financial Officer

Walter V. Ferris            Executive Vice Presi-
                            dent, General Counsel

Francis X. Hamilton         Senior Vice President

Leroy G. Irving             Senior Vice President,
                            Treasurer

John M. Lang                Executive Vice
                            President

Evelyn A. Morris            Senior Vice President

Maurice P. Shea, III        Executive Vice
                            President

Bruce E. Tofte              Executive Vice
                            President, Chief
                            Control Officer

F. Jay Ward                 Executive Vice
                            President

William J. Agee             Director                     Chairman and Chief
Executive Officer, Morrison Knudsen
                                                         Corporation.

Frank A. Augsbury           Director                     Chairman of the
Board and Chief Executive Officer, The
                                                         Augsbury
Organization, Inc.

H. Douglas Barclay          Director                     Partner, Hiscock &
Barclay.

Robert H. Bischoff          Director                     Chairman of the
Board, Key Bancshares of Utah, Inc.

Curtis M. Carlson           Director                     Retired Executive
Vice President-Finance, KeyCorp.

Kenneth M. Curtis           Director                     President, Maine
Maritime Academy; Partner, Curtis,
                                                         Thaxter, Stevens,
Broder & Micoleau.

John C. Dimmer              Director                     President, Firs
Management Corporation.

Lucie J. Fjeldstad          Director                     Vice President and
General Manager, Multimedia, IBM
                                                         Corporation.

Henry S. Hemingway          Director                     President, Town &
Country Life Insurance
                                                         Company.

Charles R. Hogan            Director                     Co-Chairman of the
Board, Puget Sound Marketing Co.,
                                                         Inc.

Raymond E. Lavoie, Jr.      Director                     Retired Banker.

Robert A. Schumacher        Director                     Consultant for
Georgia Pacific Corporation.

Ronald B. Stafford          Director                     Partner, Stafford,
Trombley, Purcell, Lahtinen, Owens &
                                                         Curtin.

Peter G. Ten Eyck II        Director                     President, Indian
Ladder Farms.

Nancy B. Veeder             Director                     President, Veeder
Realty, Inc.; Partner, VR Associates
                                                         Ltd. d/b/a
Residence Inn.

                          SOCIETY CORPORATION AND SAMI

      At June 30, 1993, Society Corporation had an asset base of approximately
$26 billion, over 440 banking offices in Ohio, Florida, Indiana, and Michigan, and trust subsidiaries in Florida and Texas. Society Corporation's major business activities include providing traditional banking, trust and associated financial services to consumer, business, and commercial markets. Its non-bank subsidiaries include securities brokerage, insurance, bank credit card processing, and leasing. Society National Bank is the lead affiliate bank of Society Corporation. Society National Bank and its affiliate banks, through their trust offices, provide administrative and investment management services for approximately $67 billion in trust assets including assets managed by SAMI.

      SAMI, an Ohio corporation organized on October 23, 1981, is a registered investment adviser under the Investment Advisers Act of 1940. SAMI manages assets of over $16 billion for numerous clients, including mutual funds, employee benefit plans, endowments, common trust funds, and individuals.


      SAMI's audited balance sheet as of December 31, 1992, along with its unaudited balance sheet as of November 30, 1993 appear as Exhibits C and D, respectively, to this proxy statement. SAMI has represented that, since the date of the unaudited balance sheet, there has been no material adverse change in its financial condition. Proxies solicited for the shareholders' meeting will not be voted for the approval of the proposal presented unless in the judgment of the
Fund's Board of Trustees there has been no material adverse change in SAMI's financial condition between the date of the unaudited balance sheet and SAMI's most recent fiscal year ending prior to the meeting date.



      The following schedule lists the advisory fees for each mutual fund that is advised by SAMI, and their approximate net assets (in millions), in parenthesis, as of December 31, 1993.



     .35 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Prime Obligations Fund ($699)
          Society U.S. Government Obligations Fund ($523)
          Society Tax-Exempt Fund ($217)
          Society International Growth Fund ($40) (sub-adviser)

     .50 OF 1% OF AVERAGE DAILY NET ASSETS
          A.T. Ohio Tax-Free Money Fund ($306)
          Society Limited-Term Income Fund ($87)
          Society U.S. Government Income Fund ($194)
          Financial Reserves Fund ($475)

     .60 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Ohio Tax-Free Bond Fund ($53)
          Society Stock Index Fund ($48)

     .65 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Diversified Stock Fund ($249)

     .75 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Earnings Momentum Fund ($11)
          Society Intermediate Income Fund ($101)
          Society Investment Quality Bond Fund ($103)
          Society Ohio Regional Stock Fund ($34)

     1% OF AVERAGE DAILY NET ASSETS
          Society's Collective Investment Retirement Fund Balanced Fund
($40)
          Society's Collective Investment Retirement Fund Government Income
Fund
          ($18)
          Society Balanced Fund ($83)
          Society Value Stock Fund ($157)
          Society Growth Stock Fund ($60)
          Society Special Value Stock Fund ($67)
          Society Special Growth Stock Fund ($28)



The principal executive officers and directors of Society Corporation are:


                                   POSITION WITH
          NAME                 SOCIETY CORPORATION
PRINCIPAL OCCUPATION
Robert W. Gillespie         Chairman of the Board and
                            Chief Executive Officer

Henry L. Meyer III          Vice Chairman of the Board
                            and Chief Banking Officer

Roger Noall                 Vice Chairman of the Board
                            and Chief Administrative
                            Officer

James W. Wert               Vice Chairman of the Board
                            and Chief Financial Officer

William G. Bares            Director                     President and Chief
Operating Officer, The Lubrizol
                                                         Corporation

Edward F. Bell              Director                     Retired President,
Ameritech Ohio

Albert C. Bersticker        Director                     President and Chief
Executive Officer, Ferro
                                                         Corporation

Thomas A. Commes            Director                     President and Chief
Operating Officer, The
                                                         Sherwin-Williams
Company

Howard J. Cooper            Director                     President, Howard
Cooper, Inc.

Betty Cope                  Director                     President, WVIZ-TV

Allen H. Ford               Director                     Consultant

T. Raymond Gregory          Director                     Chairman of the
Board and Chief Executive Officer,
                                                         Gregory Galvanizing
& Metal Processing, Inc.

Jerry Hammes                Director                     Chairman of the
Board and President, Romy Hammes, Inc.
Stephen R. Hardis           Director                     Vice Chairman,
Chief Financial and Administrative
                                                         Officer, Eaton
Corporation

Lawrence A. Leser           Director                     President and Chief
Executive Officer, the E.W. Scripps
                                                         Company

A. Stephen Martindale       Director                     President and Chief
Executive Officer, The Kiemle-Harkins
                                                         Company

John G. Mc Donald           Director                     Retired President,
BP Oil Company

Steven A. Minter            Director                     Director, The
Cleveland Foundation

M. Thomas Moore             Director                     Chairman and Chief
Executive Officer, Cleveland Cliffs
                                                         Inc.

John C. Morley              Director                     President and Chief
Executive Officer, Reliance Electric
                                                         Company

Richard W. Pogue            Director                     Senior Partner,
Jones, Day, Reavis and Pogue

James S. Reid, Jr.          Director                     Chairman of the
Board and Chief Executive Officer, The
                                                         Standard Products
Company

Harry A. Shaw, III          Director                     Chairman of the
Board and Chief Executive Officer, Huffy
                                                         Corporation

Dennis W. Sullivan          Director                     Executive Vice
President, Parker-Hannifin
                                                         Corporation

Renold D. Thompson          Director                     Vice Chairman and
Director, Oglebay Norton Company


                             PORTFOLIO TRANSACTIONS


      All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of
Trustees, the investment adviser makes decisions on and selects brokers or dealers for portfolio transactions. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of money market instruments from and their sale to dealers are executed with recognized dealers in these money market instruments except when a better execution and price can be obtained elsewhere.

      The investment adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services.
These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Fund, to the investment adviser, to advisers who are affiliates of the investment adviser or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Fund and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Fund or any other fund is not a criterion used by the investment adviser in selecting a broker or dealer to execute portfolio transactions on behalf of the Fund.

      The investment adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the investment adviser and its affiliated companies with respect to the Fund itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the investment adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Fund and in turn made available by the Fund to the investment adviser or its affiliates. The investment adviser does not lower its fee as a consequence of receiving such services.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
                  THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
                               ADVISORY CONTRACT

                               ------------------


           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY



      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said
Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named therein, or their substitutes, present and acting at the Special Meeting.



      If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.



      The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than
5% of the outstanding Shares of the Fund as of December 30, 1993: Community Mutual Insurance Company, Cincinnati, Ohio, various custody accounts, owned approximately 68,017,687.07 shares (13.55%); Case Western Reserve University,
Cleveland, Ohio, various custody accounts, owned approximately 36,657,909.72 shares (7.30%); and University Hospitals, Cleveland, Ohio, various custody accounts, owned approximately 25,134,499.05 shares (5.00%).


      Officers and Trustees own less than 1% of the Fund's outstanding shares.

      The Fund's principal distributor is Federated Securities Corp.
("FSC"), a
wholly-owned subsidiary of Federated Investors. Its address is Federated Investors Tower, Pittsburgh, PA 15222-3779. The following Officers of the Fund may be deemed to have an interest in FSC by virtue of their positions with the following organizations: Edward C. Gonzales, President and Treasurer of the Fund, is Vice President, Treasurer and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, and Federated
Research; Executive Vice President, Treasurer and Director, Federated
Securities
Corp.; and Chairman, Treasurer, and Director, Federated Administrative
Services;
Jay S. Neuman, Secretary of the Fund, is Corporate Counsel, Federated
Investors;
and Jeffrey W. Sterling, Vice President and Assistant Treasurer of the Fund is
Vice President of Federated Administrative Services.

      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                By Order of the Trustees
                                                     Jay S. Neuman
January 12, 1994                                       Secretary


EXHIBIT A

                              ("PRESENT CONTRACT")
                            FINANCIAL RESERVES FUND
                          INVESTMENT ADVISORY CONTRACT

      This Contract is made between SOCIETY ASSET MANAGEMENT, INC., a registered investment adviser having its principal place of business in Cleveland, Ohio (hereinafter referred to as "Adviser"), and FINANCIAL RESERVES FUND, a Massachusetts Business Trust having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as the "Fund") and is based on the following premises:

         (a) That the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission;

         (b) That Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Fund hereby appoints Adviser as investment adviser and Adviser accepts the appointment. Subject to the direction of the Trustees of the Fund,
Adviser shall provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment, evaluation and of appropriate sale or other disposition and reinvestment of the Fund portfolio.

      2. Adviser, in its supervision of the investments of the Fund will be guided by the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Fund and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Fund shall pay all of its expenses, including, without limitation, the expenses of organizing the Fund and continuing the Fund's existence; fees and expenses of Trustees and officers of the Fund; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of
1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Fund and its shares under Federal and State laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; expenses of registering, licensing or other authorization of the Fund as a broker-dealer and of its officers as agents and salesmen under Federal and State laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Fund. The Fund will also pay extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

      4. For all services rendered by Adviser hereunder, the Fund shall pay to
Adviser and Adviser agrees to accept as full compensation for all services provided hereunder, an annual gross investment advisory fee equal to .50% of the average daily net assets of the Fund, provided, however, that, until May 16, 1993, the Adviser shall reimburse the Fund an amount, not to exceed .15 of 1% of daily net assets, necessary to maintain during such period a ratio of expenses of the Fund at .55 of 1% of average daily net assets, it being understood and agreed that the Adviser is under no obligation pursuant to this Section 4 to reimburse the Fund for any amount of the fee payable to it in excess of .15 of
1% of daily net assets, should Fund expenses as a percentage of average daily net assets, after giving effect to reimbursement, exceed .55 of 1% of average daily net assets. Such fee shall be accrued and paid daily at the rate of 1/365th of .50%, minus any amount required to be reimbursed (expressed as a percentage of daily net assets of the Fund), of the daily net assets of the Fund.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the
Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. The term of this Contract shall begin on the date of its execution and shall continue in effect through March 16, 1994, and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Fund) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the
Fund in writing at least sixty (60) days prior to the anniversary date of this
Contract in any year thereafter that it does not desire such continuation.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on sixty
(60) days' written notice to the Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under this contract on the part of Adviser, Adviser shall not be liable to the Fund or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Fund.

      11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article III of the Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract be limited in any case to the Fund and its assets and Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, the Trustees, officers, employees or agents of the Fund, or any of them.

      12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the parties have caused this Contract to be executed on their behalf by their duly authorized officers and their seals to be affixed hereto this 7th day of January, 1993.

            Attest:                             SOCIETY ASSET MANAGEMENT,
INC.

      /s/ PAUL NEIDHARDT                            By:/s/ RICHARD C. HYDE
           Secretary                                       Chairman

            Attest:                                 FINANCIAL RESERVES FUND

       /s/ JAY S. NEUMAN                             By:/s/ E. C. GONZALES
           Secretary                                       President



EXHIBIT B

                                ("NEW CONTRACT")
                            FINANCIAL RESERVES FUND
                          INVESTMENT ADVISORY CONTRACT

      This Contract is made between SOCIETY ASSET MANAGEMENT, INC., a registered investment adviser having its principal place of business in Cleveland, Ohio (hereinafter referred to as "Adviser"), and FINANCIAL RESERVES FUND, a Massachusetts Business Trust having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as the "Fund") and is based on the following premises:

         (a) That the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission;

         (b) That Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Fund hereby appoints Adviser as investment adviser and Adviser accepts the appointment. Subject to the direction of the Trustees of the Fund,
Adviser shall provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment, evaluation and of appropriate sale or other disposition and reinvestment of the Fund portfolio.

      2. Adviser, in its supervision of the investments of the Fund will be guided by the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Fund and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Fund shall pay all of its expenses, including, without limitation, the expenses of organizing the Fund and continuing the Fund's existence; fees and expenses of Trustees and officers of the Fund; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of
1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Fund and its shares under Federal and State laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; expenses of registering, licensing or other authorization of the Fund as a broker-dealer and of its officers as agents and salesmen under Federal and State laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Fund. The Fund will also pay extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

      4. For all services rendered by Adviser hereunder, the Fund shall pay to
Adviser and Adviser agrees to accept as full compensation for all services provided hereunder, an annual gross investment advisory fee equal to .50% of the average daily net assets of the Fund. Such fee shall be accrued and paid daily at the rate of 1/365th of .50%, of the daily net assets of the Fund.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the
Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. The term of this Contract shall begin on the date of its execution and shall continue in effect for two years from its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Fund) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the
Fund in writing at least sixty (60) days prior to the anniversary date of this
Contract in any year thereafter that it does not desire such continuation.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on sixty
(60) days' written notice to the Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under this contract on the part of Adviser, Adviser shall not be liable to the Fund or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Fund.

      11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article III of the Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract be limited in any case to the Fund and its assets and Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, the Trustees, officers, employees or agents of the Fund, or any of them.

      12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the parties have caused this Contract to be executed
on their behalf by their duly authorized officers and their seals to be affixed
hereto this     day of           , 1994.

            Attest:                             SOCIETY ASSET MANAGEMENT,
INC.

                                                By:
           Director                                        Chairman

            Attest:                                 FINANCIAL RESERVES FUND

                                                 By:
           Secretary                                       President


EXHIBIT C

                                 BALANCE SHEET
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- ----------------------------------------------------------------------------
- ----

                                     ASSETS

Cash and cash
equivalent..................................................................
.........  $     244,038
Marketable securities available for sale (market value:
$977,421)..................................        950,628
Equipment, net of accumulated
depreciation.........................................................
46,285
Fees
receivable..................................................................
..................         59,403
Accrued
interest....................................................................
...............         13,926
Receivable from Society
Corporation................................................................
     192,130
Deferred income
taxes.......................................................................
.......         72,053
Other
assets......................................................................
.................         12,268

                       -------------
               TOTAL
ASSETS......................................................................
..  $   1,590,731

                       -------------

                       -------------
                                                   LIABILITIES
Accrued incentive
compensation................................................................
.....  $     175,000
Other accrued
liabilities.................................................................
.........         73,308

                       -------------
               TOTAL
LIABILITIES.................................................................
..        248,308
                                               STOCKHOLDER'S EQUITY
Common stock--no par value; 500 shares authorized issued and
outstanding...........................        351,670
Retained
earnings....................................................................
..............        990,753

                       -------------
               TOTAL STOCKHOLDER'S
EQUITY..........................................................
1,342,423

                       -------------
               TOTAL LIABILITIES AND STOCKHOLDER'S
EQUITY..........................................  $   1,590,731

                       -------------

                       -------------

                     See notes to the financial statement.

                          NOTES TO FINANCIAL STATEMENT
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- ----------------------------------------------------------------------------
- ----

NOTE A--ORGANIZATION AND DESCRIPTION OF BUSINESS

Society Asset Management, Inc. (the "Company"), is a wholly-owned subsidiary of
Society National Bank (the "Bank"), which is a wholly-owned subsidiary of Society Corporation ("Society"). Prior to September 1992, the Company was known as SeaGate Capital Management Company. The Company was formed to conduct business as a registered investment advisor pursuant to the Investment Advisors
Act of 1940.

On March 16, 1992, Society consummated a merger with Ameritrust Corporation which was accounted for using the pooling of interests method of accounting. The
Ameritrust investment advisor subsidiary, Ameritrust Securities Corp.
("ASC"),
was merged with and into the Company on December 1, 1992. The merger with ASC was accounted for at historical cost in a manner similar to that in pooling of interests accounting.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company conform with generally accepted accounting principles. The following is a summary of the Company's significant accounting policies.

Fee Income Recognition: Fee income is recognized as earned over the contractual period as stipulated in the investment advisory contract.

Marketable Securities: Marketable securities, which consist principally of United States Treasury Notes, are valued at the lower of aggregate cost or market value.

Equipment: Equipment is stated at cost less accumulated depreciation. Provision for the depreciation of equipment is determined using the straight-line method over the estimated useful lives of the respective assets.

Income Taxes: The Company is included in the consolidated tax return of Society
Corporation. Society's policy under its tax sharing agreement is to allocate income taxes to its subsidiaries on a separate-return basis, which includes any tax credit or carryovers and carrybacks subject to recognition of such items on a consolidated basis. Deferred income taxes relate primarily to accrued incentive compensation and accrued pension liabilities. Effective January 1, 1992 Society and all related subsidiaries prospectively adopted SFAS No. 109,
"Accounting for Income Taxes." The adoption of this new standard did not have a material impact on the Company's financial condition.

Cash Equivalents: The Company's policy is to treat all of its short-term highly liquid investments, with a maturity of three months or less as cash equivalents.

                          NOTES TO FINANCIAL STATEMENT
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- ----------------------------------------------------------------------------
- ----

NOTE C--RELATED PARTY TRANSACTIONS

A significant portion of the Company's expenses are the result of allocations or billings from Society and its subsidiaries. The allocation of such costs are based on management's estimate of the Company's proportionate share of related costs. In the opinion of the Company's management, such allocations are reasonable.

Substantially all of the Company's employees are eligible for benefits under a non-contributory retirement plan and a stock purchase and savings plan established by Society. Costs related to the plans incurred by Society on behalf of the Company's employees are allocated to the Company and are included in the allocations described above.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Society Asset Management, Inc.

We have audited the accompanying balance sheet of Society Asset Management, Inc.
as of December 31, 1992. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Society Asset Management, Inc. at
December 31, 1992, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG

February 26, 1993


EXHIBIT D


                           BALANCE SHEET (UNAUDITED)
                 SOCIETY ASSET MANAGEMENT, INC. AND SUBSIDIARY
                               NOVEMBER 30, 1993


ASSETS
Cash and cash
equivalents.................................................................
........  $    2,446,696
     Marketable securities available for
sale.....................................................         600,611
     Investment in mutual
funds...................................................................
   325,001
     Equipment and leasehold improvements
     net of accumulated
depreciation..............................................................
     239,576
     Fees
receivable..................................................................
............         285,121
     Accrued
interest....................................................................
.........           9,660
     Receivable from Society
Corporation..........................................................
1,022,715

Goodwill....................................................................
.................      11,479,241
     Deferred income
taxes.......................................................................
.         107,954
     Other
assets......................................................................
...........         124,306

                      --------------
               Total
Assets......................................................................
.  $   16,640,881

                      --------------

                      --------------
LIABILITIES
     Deferred fee
income......................................................................
....  $      619,215
     Accrued
taxes.......................................................................
.........         812,298
     Accrued incentive
compensation...............................................................
      564,278
     Other accrued
liabilities.................................................................
...         682,285

                      --------------
               Total
Liabilities.................................................................
.       2,678,076
STOCKHOLDER'S EQUITY
     Common stock--no par value; 500 shares authorized, issued and
outstanding....................         350,000
     Paid in
capital.....................................................................
.........      11,501,670
     Retained
earnings....................................................................
........       2,111,135

                      --------------
               Total Stockholder's
Equity.........................................................
13,962,805

                      --------------
               Total Liabilities and
               Stockholder's
Equity...............................................................  $
16,640,881

                      --------------

                      --------------


NOTE: In October 1993, Society Asset Management, Inc. completed its acquisition of Schaenen Wood & Associates, Inc. ("SWA"), a New York City-based investment management firm. SWA manages approximately $1.3 billion in assets. The purchase price of $11,500,000 for SWA was paid in cash and,
       after recording miscellaneous reserves relating to the transaction, $11,609,442 in goodwill was generated, which will be amortized over a 15-year life. The acquisition was funded using an $11,500,000 equity contribution to SAMI from Society National Bank.


FINANCIAL RESERVES FUND    FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 24,
1994

Know All Persons By These Presents that the undersigned shareholders of Financial Reserves Fund hereby appoint Eve Brunswick, Edward C. Gonzales, Karen
Haber, Jay S. Neuman, Jeffrey W. Sterling, and Mary K. Stern, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of Financial Reserves Fund, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 24, 1994, at the offices of Society National Bank, Cleveland, Ohio, at 1:45 p.m. and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE
VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

    (1) TO APPROVE OR DISAPPROVE A PROPOSED INVESTMENT ADVISORY CONTRACT
BETWEEN
        THE FUND AND SOCIETY ASSET MANAGEMENT, INC.

              PLEASE DO NOT USE BLUE PEN WHEN MARKING THIS BALLOT.

FINANCIAL RESERVES FUND

PROPOSAL 1:                     Approve                         Disapprove
                e Abstain

Please sign EXACTLY as your name appears hereon. If Shares are held jointly, all holders must sign. Corporate proxies should be signed by an authorized officer.
Please return ALL proxy cards that you may receive.

                                          Dated.......................... ,
1994


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                                             Signature(s) of Shareholders(s)